UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 7, 2010

I.D. SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15087	22-3270799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One University Plaza, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 13, 2010, I.D. Systems, Inc. (the “Registrant”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K, dated January 7, 2010 (the “Initial 8-K Filing”).  The Initial 8-K Filing reported that the Registrant entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with General Electric Capital Corporation (“GECC”) and GE Asset Intelligence, LLC (“GEAI”), pursuant to which the Registrant acquired GEAI’s telematics business (the “Business”) through the purchase of 100% of the membership interests of Asset Intelligence, LLC (the “Target”), a newly formed, wholly owned subsidiary of GEAI into which substantially all of the assets, including intellectual property, and liabilities of the Business had been transferred immediately prior to the closing.  Effective with the closing of the transaction, the Target became a wholly owned subsidiary of the Registrant.  The Target was formed solely for the purpose of effectuating the transfer and sale of the Business to the Registrant and, prior to consummation of the acquisition, the Target did not conduct any business or activities other than those incidental to its formation.  Thus, the historical financial statements of the Business (and, as such, the historical financial statements of the Target) are the historical financial statements of GEAI.

This Amendment No. 1 to the Initial 8-K Filing (this “Amendment”) amends Item 9.01 of the Initial Form 8-K to present financial statements of the Business (as historically conducted by GEAI) and to present pro forma financial information in connection with the Registrant’s acquisition of the Business.  In this regard, we note that for purposes of Regulation S-X, the Business as acquired by the Registrant was not deemed to be in existence prior to July 1, 2008, and thus there are no financial statements of the Business prior to such date.  This Amendment does not include any other changes or modifications to the Initial 8-K Filing (the Initial Form 8-K, as amended by this Amendment, is referred to herein as the “Form 8-K”).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Financial statements of the acquired business are incorporated herein by reference to Exhibits 99.2 and 99.3 of this Form 8-K.

(b)	Pro forma financial information.

Pro forma financial information is incorporated herein by reference to Exhibit 99.4 of this Form 8-K.

(d)	Exhibits.

The exhibits to this Form 8-K are as follows:

2.1*	Membership Interest Purchase Agreement, dated as of January 7, 2010, by and among the Registrant, GECC and GEAI.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1*	News Release, dated January 7, 2010.

99.2	Audited Financial Statements of GEAI as of December 31, 2008 and for the Six-Month Period Then Ended.

99.3	Unaudited/Unreviewed Financial Statements of GEAI as of September 30, 2009 and for the Nine-Month Period Then Ended.

99.4
Unaudited/Unreviewed Pro Forma Combined Condensed Financial Information of I.D. Systems and GEAI as of September 30, 2009 and for the Nine-Month Period Then Ended and for the Year Ended December 31, 2008.

_________________

*      Previously filed with the Initial 8-K Filing on January 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis
Title: Chief Financial Officer

Date:   March 25, 2010

INDEX TO EXHIBITS

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, dated as of January 7, 2010, by and among I.D. Systems, Inc., General Electric Capital Corporation and GE Asset Intelligence, LLC.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1*	News Release, dated January 7, 2010.

99.2	Audited Financial Statements of GE Asset Intelligence, LLC as of December 31, 2008 and for the Six-Month Period Then Ended.

99.3	Unaudited/Unreviewed Financial Statements of GEAI as of September 30, 2009 and for the Nine-Month Period Then Ended.

99.4
Unaudited/Unreviewed Pro Forma Combined Condensed Financial Information of I.D. Systems and GEAI as of September 30, 2009 and for the Nine-Month Period Then Ended and for the Year Ended December 31, 2008.

_________________

*      Previously filed with I.D. Systems, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2010.